UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2008

ENDWAVE CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-31635	95-4333817
(Commission File Number)	(IRS Employer Identification No.)
130 Baytech Drive
San Jose, CA 95134
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (408) 522-3100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On July 22, 2008, Endwave Corporation (the “Company”), pursuant to resolutions of its Board of Directors, adopted amendments to the Company’s bylaws to, among other things, clarify that stockholders may only submit stockholder proposals at an annual meeting by compliance with the Company’s “advance notice” bylaw provision (other than proposals under rule 14a-8 under the Securities Exchange Act of 1934, as amended), clarify procedures relating to advancement of indemnification expenses, clarify the process for appointing directors to be designated by a class of stock, designate when stockholder notice is deemed given and clarify provisions relating to stockholder voting by electronic communication.
     The amendments became effective immediately upon adoption of such resolutions. A copy of the Company’s amended and restated bylaws is filed herewith as Exhibit 3.1.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Endwave Corporation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDWAVE CORPORATION
Dated: July 28, 2008	By:	/s/ Brett W. Wallace
Brett W. Wallace
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Endwave Corporation.